Exhibit 99.7

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE DISTINCT OF MARYLAND

SECURITIES AND EXCHANGE COMMISSION  )
                                    )
                       Plaintiff,   )     Civ. No. DKC 03 CV 1213
                                    )
1st ATLANTIC GUARANTY CORPORATION,  )
                                    )
                       Defendant.   )

CONSENT TO ENTRY OF FINAL JUDGMENT AND PERMANENT INJUNCTION

      1. 1st Atlantic Guaranty Corporation ("1st Atlantic") acknowledges having been served with the complaint fled by the Securities and Exchaztge Commission ("SEC") in this action ("Complaint"), and admits the Court's jurisdiction over 1st Atlantic and over the subject matter of this action.

      2. To avoid the time and expense of any further litigation and to facilitate the expeditious sale of 1st Atlantic to Geneva Capital Partners, LLC ("Geneva") in connection with the global settlement of matters involving the bankruptcy estate of John Lawbaugh (1st Atlantic's former chief executive officer) ("Lawbaugh"), 1" Atlantic, and certain other creditors of Lawbaugh ("Creditors") (hereinafter, the "Global Settlement"), 1st Atlantic hereby withdraws its Answer to the Complaint and, without admitting or denying the allegations of the Complaint (except as to personal and subject matter jurisdiction), 1st Atlantic hereby consents to the entry of the final Judgment in the form attached hereto (the "Final Judgment") and incorporated by reference herein, which, among other things:

            (a) permanently restrains and enjoins 1st Atlantic from violation of Section 28 of the Investment Company Act of 1940, 15 U.S.C. ss.80a-28 ("Section 28"); and

            (b) permanently restrains and enjoins 1st Atlantic from including or accounting for its ownership interest in its subsidiaries SBM Financial, LLC (formerly known as State Bond and Mortgage Company LLC) and SBM Certificate Company ("SBM") as qualified investments as that term is defined in Section 28, and further enjoins 1st Atlantic from including or accounting for its ownership interest in any subsidiary as a qualified investment under the authority of section 31-702' of the District of Columbia, unless expressly permitted in the future by a change in the law, by SEC rule or order, or by judicial determination.

      3. In consenting to the entry of this Final Judgment and Permanent Injunction, 1st Atlantic intends to fully and finally resolve the allegations that it failed to comply with the reserve requirements of. Section 28. In addition, by their role in negotiating and effectuating the sale of 1st Atlantic to Geneva and the Global Settlement, which among other things, will result in the restoration to 1st Atlantic of assets diverted by Lawbaugh, an additional contribution of capital to 1st Atlantic to resolve any question of reserve compliance, and the satisfaction of competing claims of creditors defrauded by

Lawbaugh, the Board of Directors and the management of 1st Atlantic demonstrate their commitment to 1st Atlantic and its certificate holders.

      4. 1st Atlantic waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

      5. 1st Atlantic waives the right, if any, to appeal from the entry of the Final Judgment.

      6. 1st Atlantic enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce 1st Atlantic to enter into this Consent.

      7. 1st Atlantic agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

      8. 1st Atlantic will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil procedure, and hereby waives any objection based thereon.

      9. 1st Atlantic waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to 1st Atlantic of its terms and conditions. 1st Atlantic further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that 1st Atlantic has received and read a copy of the Final Judgment.

      10. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against 1st Atlantic in this civil proceeding. 1st Atlantic acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. 1st Atlantic waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. 1st Atlantic further acknowledges that the Court's entry of. a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, 1st Atlantic understands that it shall not be permitted to contest the factual allegations of the Complaint in this action.

      11. 1st Atlantic understands and agrees to comply with the Commission's policy "not to permit a 1st Atlantic or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings." 17 C.F.R. ss. 202.5. In compliance with this policy, 1st Atlantic agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, 1st Atlantic hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If 1st Atlantic breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects 1st Atlantic's:
(i) testimonial obligations, or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

      12. 1st Atlantic hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses, or costs expended by 1st Atlantic to defend against this action. For these purposes, 1st Atlantic agrees that 1st Atlantic is not the prevailing party in this action since the parties have reached a goad faith settlement.

      13. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, 1st Atlantic (i) agrees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints 1st Atlantic's undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses 1st Atlantic's travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over 1st Atlantic in any United States District Court for purposes of enforcing arty such subpoena.

      14. 1st Atlantic agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

      15. 1st Atlantic agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

December 2, 2003

                                        1st Atlantic Guaranty Corporation


                                        By: /s/ E.M. Westbury
                                            ------------------------------------
                                             Eric M. Westbury

      On December 2, 2003, Eric Westbury, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of 1st Atlantic Guaranty Corporation a its President.


                                        By: /s/ Stacey M. Southard
                                            -------------------------------
                                                Notary Public
                                                Commission expires: 2/14/08

                                                     [NOTARY SEAL]

Approved as to form:                               STACY M. SOUTHARD
                                          NOTARY PUBLIC, DISTRICT OF COLUMBIA
                                            MY COMMISSION EXPIRES 02/14/08
By: /s/ Marc Dorfman
    ----------------------------
    Marc Dorfman, Esq.
    Foley & Lardner
    3000 K Street N.W.
    Suite 500
    Washington, DC 20007-5143

    Attorney for 1st Atlantic